UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2009
MACKINAC FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-20167	38-2062816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
130 South Cedar Street
Manistique, Michigan 49854
(Address of principal executive offices, including Zip Code)
(888) 343-8147
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2
EX-4.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 1.01   Entry into a Material Definitive Agreement
On April 24, 2009, Mackinac Financial Corporation (the “Company”), the parent company of mBank (the “Bank”), entered into a Letter Agreement, dated April 24, 2009, including the Securities Purchase Agreement — Standard Terms (collectively, the “Securities Purchase Agreement”), with the United States Department of the Treasury (the “Treasury”) as part of the Treasury’s Capital Purchase Program (the “CPP”). Pursuant to the Securities Purchase Agreement, the Company issued and sold to the Treasury (i) 11,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Shares, Series A, without par value and having a liquidation preference of $1,000 per share (the “Series A Preferred Shares”), and (ii) a warrant (the “Warrant”) to purchase 379,310 shares of the Company’s common stock (the “Common Shares”), at an exercise price of $4.35 per share (subject to certain anti-dilution and other adjustments), for an aggregate purchase price of $11,000,000 in cash.
The Series A Preferred Shares qualify as Tier 1 capital for regulatory purposes and pay cumulative dividends quarterly at a rate of 5% per annum for the first five years, and 9% per annum thereafter. The Series A Preferred Shares rank senior to the Company’s Common Stock and senior to or pari passu with all other series or classes of preferred stock with respect to dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company. The Series A Preferred Shares are non-voting, other than class voting rights on certain matters that could adversely affect the Series A Preferred Shares. If dividends on the Series A Preferred Shares have not been paid for an aggregate of six quarterly dividend periods or more, whether or not consecutive, the Company’s authorized number of directors will be automatically increased by two and the holders of the Series A Preferred Shares, voting together with holders of any then outstanding voting parity stock, will have the right to elect those directors at the Company’s next annual meeting of shareholders or at a special meeting of shareholders called for that purpose. Any Series A Preferred Share directors would be elected annually and serve until all accrued and unpaid dividends on the Series A Preferred Shares have been paid.
In connection with the CPP transaction, the Company entered into a Side Letter Agreement, dated April 24, 2009, with the Treasury (the “Side Letter Agreement”), which amends the Securities Purchase Agreement in certain respects to make the terms of the Securities Purchase Agreement consistent with the provisions of the American Recovery and Reinvestment Act of 2009 (the “ARRA”). Pursuant to the Side Letter Agreement, the Company has the right to redeem the Series A Preferred Shares at any time after consultation with the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), the Company’s primary regulator.
Until the earlier of (i) April 24, 2012, or (ii) such time as all Series A Preferred Shares have been redeemed by the Company or transferred by the Treasury to third parties that are not affiliated with the Treasury, the Company may not, without the Treasury’s consent, increase its dividend rate per share of common stock or, with certain limited exceptions, repurchase its common stock. The Company has no current plans to redeem the Series A Preferred Shares.
In connection with the issuance of the Series A Preferred Shares, on April 21, 2009, the Company amended its Articles of Incorporation to designate the Fixed Rate Cumulative Perpetual Preferred Shares, Series A, and to specify the preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of that series, including the relevant provisions described above. In addition, on April 14, 2009, the Board of Directors amended and restated the Company’s bylaws (the “Second Amended and Restated Bylaws”) to clarify the relationship between the Articles of Incorporation and the Second Amended and Restated Bylaws with respect to certain matters.
The Warrant is immediately exercisable and has a 10-year term. The exercise price and number of shares subject to the Warrant are both subject to anti-dilution adjustments. Pursuant to the Securities Purchase Agreement, the Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant; however, the agreement not to vote the shares does not apply to any person who may subsequently acquire such shares. If the Company receives aggregate gross proceeds of at least $11,000,000 from one or more qualifying equity offerings of Tier 1-eligible perpetual preferred or common stock on or prior to December 31, 2009, the number of shares of common stock underlying the Warrant then held by the Treasury will be reduced by one-half of the original number of shares underlying the Warrant, after taking into account all adjustments.
The Series A Preferred Shares and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. The Treasury and other future holders of the Series A Preferred Shares, the Warrant or the Common Stock issued pursuant to the Warrant have piggyback and demand registration rights with respect to these securities. Neither the Series A Preferred Shares nor the Warrant nor the Common Shares issuable upon exercise of the Warrant are subject to any contractual restrictions on transfer, except that the Treasury may only transfer or exercise an aggregate of one-half of the Warrant shares prior to the earlier of (i) the date when the Company has received gross proceeds of at least $11,000,000 from one or more qualifying equity offerings and (ii) December 31, 2009.
Under the terms of the Securities Purchase Agreement, the Company is required to amend its compensation, bonus, incentive and other benefit plans, arrangements and agreements, including golden parachute, severance and employment agreements, to the extent necessary to be in compliance with the executive compensation and corporate governance requirements of Section 111(b) of the Emergency Economic Stability Act of 2008 (the “EESA”), as amended by the ARRA, and applicable guidance or regulations issued by the Secretary of the Treasury. For so long as the Treasury holds any securities acquired from the Company pursuant to the CPP, but excluding any period in which the Treasury holds only the Warrant to purchase Common Shares of the Company (the “CPP Period”), the Company must remain in compliance with such executive compensation requirements. The applicable executive compensation requirements apply to the compensation of the Company’s Senior Executive Officers (which are defined to include the chief executive officer, chief financial officer and three other most highly compensated executive officers) and certain other highly-compensated employees. The Company’s Senior Executive Officers initially are Paul D. Tobias, Chairman and Chief Executive Officer; Kelly W. George, President; Ernie R. Krueger, Executive Vice President and Chief Financial Officer; Jack Frost, Regional President, Upper Peninsula of the Bank; and Andrew Sabatine, Regional President of the Bank.
The applicable executive compensation standards include: (i) limits on compensation to exclude incentives to take unnecessary and excessive risks during the CPP Period; (ii) prohibitions on payment or accrual of bonuses, retention awards and other incentive compensation to our most highly-compensated employee, other than payments pursuant to written employment agreements entered into on or before February 11, 2009, or grants of restricted stock that do not fully vest during the CPP Period and do not have a value which exceeds one-third of that employee’s total annual compensation; (iii) prohibitions on any payments to our ten most highly-compensated employees for departure from the Company for any reason (a “golden parachute”), except for payments for services performed or benefits accrued; (iv) recovery (“clawback”) of bonuses, retention awards and incentive compensation to Senior Executive Officers and the next 20 most highly-compensated employees if the payment was based on materially inaccurate statements of earnings, revenues, gains or other criteria; (v) prohibition on compensation plans that encourage manipulation of reported earnings; (vi) retroactive review of bonuses, retention awards and other compensation previously paid to Senior Executive Officers and the next 20 most highly-compensated employees if found by the Treasury to be inconsistent with the purposes of TARP or otherwise contrary to public interest; (vii) requiring the establishment of a company-wide policy regarding “excessive or luxury expenditures”; and (viii) requiring the inclusion in proxy statements for annual shareholder meetings of a non-binding “Say-on-Pay” shareholder vote on the compensation of executives. The Treasury also has authority under the ARRA to impose additional appropriate standards for executive compensation and corporate governance.
Consistent with its obligations under the Securities Purchase Agreement, on April 21, 2009, the Company entered into amendments to its compensation arrangements with each of Messrs. Tobias, George, Krueger and Sabatine, among other things, to (i) eliminate any parachute payments during the CPP Period and (ii) waive any right of the Company to terminate those employees, except terminations for death, disability or “cause.” Additionally, the five Senior Executive Officers executed a waiver pursuant to the terms of the Securities Purchase Agreement. The executive compensation requirements apply during the CPP Period.
The description in this Current Report on Form 8-K of the terms of the Company’s participation in the CPP, including the terms of the Securities Purchase Agreement, Series A Preferred Shares and the Warrant to purchase shares of Common Stock, is qualified in its entirety by the following exhibits filed with this report, which are attached hereto and incorporated by reference herein: (i) the Letter Agreement, including the Securities Purchase Agreement — Standard Terms attached thereto filed as Exhibit 10.1; (ii) the Side Letter Agreement filed as Exhibit 10.2; (iii) the Certificate of Designations for Fixed Rate Cumulative Perpetual Preferred Stock, Series A, filed as an amendment to the Articles of Incorporation of the Company on April 21, 2009, filed as Exhibit 3.1; (iv) the Company’s Second Amended and Restated Bylaws (Revised April 14, 2009), filed as Exhibit 3.2; (v) the Warrant filed as Exhibit 4.1; (vi) the form of Amendment to Amended and Restated Employment Agreement executed by each of Paul D. Tobias, Kelly W. George, Ernie R. Krueger and Andrew Sabatine, filed as Exhibit 10.3; and (vii) the form of waiver executed by each of Paul D. Tobias, Kelly W. George, Ernie R. Krueger, Jack Frost and Andrew Sabatine, filed as Exhibit 10.4.

The Company is registered with the Federal Reserve Board as a bank holding company. The Federal Reserve Board is the primary federal banking agency responsible for regulating the Company.
Item 3.02   Unregistered Sales of Equity Securities
The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated by reference into this Item 3.02.
Item 3.03   Material Modification to Rights of Security Holders
The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated by reference into this Item 3.03.
Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated by reference into this Item 5.02.
Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated by reference into this Item 5.03.
Item 9.01   Financial Statements and Exhibits
(d) Exhibits.

3.1	Certificate of Designations for Fixed Rate Cumulative Perpetual Preferred Stock, Series A, filed as an amendment to the Articles of Incorporation of Mackinac Financial Corporation on April 21, 2009.

3.2	Second Amended and Restated Bylaws of Mackinac Financial Corporation (Revised April 14, 2009).

4.1	Warrant, dated April 24, 2009, to purchase shares of Common Stock of Mackinac Financial Corporation.

10.1	Letter Agreement, dated as of April 24, 2009, between Mackinac Financial Corporation and the United States Department of the Treasury, including the Securities Purchase Agreement — Standard Terms attached thereto.

10.2	Side Letter Agreement, dated as of April 24, 2009, between Mackinac Financial Corporation and the United States Department of the Treasury regarding the American Recovery and Reinvestment Act of 2009.

10.3	Form of Amendment to Amended and Restated Employment Agreement executed by each of Paul D. Tobias, Kelly W. George, Ernie R. Krueger and Andrew Sabatine.

10.4	Form of Waiver executed by each of Paul D. Tobias, Kelly W. George, Ernie R. Krueger, Jack Frost and Andrew Sabatine.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
Date: April 24, 2009	By:	/s/ Ernie R. Krueger
Ernie R. Krueger
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Certificate of Designations for Fixed Rate Cumulative Perpetual Preferred Stock, Series A, filed as an amendment to the Articles of Incorporation of Mackinac Financial Corporation on April 21, 2009.

3.2	Second Amended and Restated Bylaws of Mackinac Financial Corporation (Revised April 14, 2009).

4.1	Warrant, dated April 24, 2009, to purchase shares of Common Stock of Mackinac Financial Corporation.

10.1	Letter Agreement, dated as of April 24, 2009, between Mackinac Financial Corporation and the United States Department of the Treasury, including the Securities Purchase Agreement — Standard Terms attached thereto.

10.2	Side Letter Agreement, dated as of April 24, 2009, between Mackinac Financial Corporation and the United States Department of the Treasury regarding the American Recovery and Reinvestment Act of 2009.

10.3	Form of Amendment to Amended and Restated Employment Agreement executed by each of Paul D. Tobias, Kelly W. George, Ernie R. Krueger and Andrew Sabatine.

10.4	Form of Waiver executed by each of Paul D. Tobias, Kelly W. George, Ernie R. Krueger, Jack Frost and Andrew Sabatine.